UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

NSTAR ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	1-02301	04-1278810
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street Boston, Massachusetts	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 17, 2025, NSTAR Electric Company, doing business as Eversource Energy (“NSTAR Electric”), issued an additional $300,000,000 aggregate principal amount of its 5.20% Debentures due 2035 (the “2035 Debentures”) pursuant to an Underwriting Agreement, dated October 15, 2025, among NSTAR Electric and BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC, and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein. The additional 2035 Debentures are part of the same series of debentures issued by NSTAR Electric on February 26, 2025. Following the closing of this offering, the aggregate principal amount of the 5.20% Debentures due 2035 outstanding totaled $700,000,000.

The 2035 Debentures were issued under an indenture dated as of September 1, 1988, between NSTAR Electric (formerly Boston Edison Company) and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to The Bank of New York, as successor to Bank of Montreal Trust Company), as trustee. NSTAR Electric has registered its 2035 Debentures with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Commission File No. 333-286362-03).

The 2035 Debentures mature on March 1, 2035 and bear interest at 5.20%, payable semi-annually on each March 1 and September 1, beginning for the additional 2035 Debentures on March 1, 2026.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated October 15, 2025, among NSTAR Electric Company, doing business as Eversource Energy, and BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC, and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters named therein.
4.1	Form of 5.20% Debenture due 2035 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on February 26, 2025).
5.1	Legal opinion of Ropes & Gray LLP relating to the validity of the Debentures.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR ELECTRIC COMPANY
(Registrant)

October 17, 2025	By:	/s/ Matthew P. Fallon
Matthew P. Fallon
Assistant Treasurer-Corporate Finance and Cash Management